Income Taxes	12 Months Ended
Oct. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

 10.  INCOME TAXES

The provision (benefit) for income taxes for the years ended October 31, 2016 and 2015 consisted of (in thousands):

	2016	2015
Current:
Federal	$-	$-
State	(3)	3
Deferred:
Federal	(1,709)	182
State	(692)	181
Impact of change in effective tax rates on deferred taxes	-	-
Change in: valuation allowance	2,404	(363)
	$-	$3

The difference between income taxes computed at the statutory federal rate and the provision for income taxes for 2016 and 2015 related to the following (in thousands, except percentages):

	2016		2015
	Amount	Percent of Pretax income	Amount	Percent of Pretax income
Tax (benefit) at federal statutory rate	$(1,577)	34%	$(1,297)	34%
State income taxes, net of federal income taxes	(695)	15%	184	(5)%
Effect of warrant liability	(84)	2%	526	(14)%
Effect of other permanent items	144	(3)%	574	(15)%
Change in valuation allowance	2,404	(52)%	(363)	10%
Reduction of deferred benefits	(192)	4%	379	(10)%
	$-	-%	$3	-%

The components of deferred income tax assets (liabilities) were as follows (in thousands):

	October 31,
	2016	2015
Impairment of development costs	$641	$597
Depreciation and amortization	224	144
Impairment of inventory	-	14
Compensation expense not deductible until options are exercised	1,116	174
All other temporary differences	629	370
Net operating loss carry forward	2,461	1,368
Less valuation allowance	(5,071)	(2,667)
Deferred tax asset	$-	$-

Realization of deferred tax assets, including those related to net operating loss carryforwards, are dependent upon future earnings, if any, of which the timing and amount are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. Based upon the Company's current operating results management cannot conclude that it is more likely than not that such assets will be realized.

As a result of the Company's private placements during the fiscal year ended October 31, 2015, a change of ownership under Internal Revenue Service Section 382 has occurred and, accordingly, the annual utilization of the Company's federal net operating loss carryforwards will be severely limited. The annual limitations are expected to result in the expiration of federal net operating loss carryforwards of approximately $94.0 million before full utilization. The federal net operating loss carryforwards expected to be available for income tax purposes at October 31, 2016 after application of these limitations are estimated to be approximately $9.2 million, which expire between 2027 and 2036 for federal income taxes, and approximately $35.4 million for state income taxes, which primarily expire between 2013 and 2036.

The Company files income tax returns in the U.S., various states and the United Kingdom. As of October 31, 2016, the Company had no unrecognized tax benefits, which would impact its tax rate if recognized. As of October 31, 2016, the Company had no accrual for the potential payment of penalties. As of October 31, 2015, the Company was not subject to any U.S. federal, state or foreign income tax examinations. The Company’s U.S. federal tax returns have been examined for tax years through 2011, and income taxes for Majesco Europe Limited have been examined for tax years through 2006 in the United Kingdom with the results of such examinations being reflected in the Company’s results of operations as of October 31, 2013. The Company does not anticipate any significant changes in its unrecognized tax benefits over the next 12 months.